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                                                                                  Exhibit 99.2
The InterCept Group, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Income
As of December 31, 1998

                                                                        (b)
                                                                    L.E. Vickers
                                                         (a)        & Associates,
                                                      Historical   Data Equipment  Pro Forma        Pro Forma
                                                     Consolidated     Services     Adjustments     Consolidated

Revenues                                              28,901,604     3,853,000          -           32,754,604
Cost of services                                      12,031,532     1,515,604          -           13,547,136
Selling, general and administrative expense           11,222,008     2,087,079          -           13,309,087
Depreciation and amortization                          1,336,620       277,835     272,124 (c)       1,886,579
                                                     ------------------------------------------------------------

          Total operating expense                     24,590,160     3,880,518     272,124          28,742,802

Operating income                                       4,311,444       (27,518)   (272,124)          4,011,802
Interest expense                                        (344,163)           -           -             (344,163)
Interest and other income, net                           160,718            -           -              160,718
                                                     ------------------------------------------------------------

Income before provision for income taxes
    and minority interest                              4,127,999       (27,518)   (272,124)          3,828,357
Provision for income taxes                             1,564,242        (9,496)         -            1,554,746
Minority interest                                        (88,908)           -           -              (88,908)
                                                     ------------------------------------------------------------

Net loss before preferred dividends                    2,474,849       (18,022)   (272,124)          2,184,703
Preferred dividends                                      (16,000)           -           -              (16,000)
                                                     ------------------------------------------------------------

Net loss attributable to common shareholders           2,458,849       (18,022)   (272,124)          2,168,703
                                                     ===========                  ========           ============

Pro forma net loss per share                                0.30                                          0.25
                                                     ===========                                     ============

Pro forma weighted average common and
    common equivalent shares outstanding               8,246,514                                     8,746,995


(a)  Represents the historical condensed statement of operations of The InterCept Group, Inc. ("InterCept" or the "Company") for the
     year ended December 31, 1998 contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

(b)  Represents the historical statement of operations of L.E. Vickers & Associates, Inc. and
     Data Equipment Services, Inc.  as of December 31, 1998 included herein.

(c)  Reflects the amortization of intangibles related to the acquisition of L.E. Vickers & Associates, Inc. and Data Equipment
     Services, Inc. as if it had occurred on January 1, 1998.

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
The InterCept Group, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Income
As of June 30, 1999

                                                                         (b)
                                                                      L.E. Vickers
                                                          (a)        & Associates,
                                                       Historical   Data Equipment  Pro Forma        Pro Forma
                                                      Consolidated     Services     Adjustments     Consolidated

Revenues                                               18,664,105       1,599,107            -           20,263,212
Cost of services                                        7,201,964         570,982            -            7,772,946
Selling, general and administrative expense             7,082,883         665,110            -            7,747,993
Depreciation and amortization                           1,108,797         123,100      113,385 (c)        1,345,282
                                                     --------------------------------------------------------------

          Total operating expense                      15,393,644       1,359,192      113,385           16,866,221

Operating income                                        3,270,461         239,915     (113,385)           3,396,991
Interest expense                                          (13,699)              -            -              (13,699)
Interest and other income, net                             76,677               -            -               76,677
                                                     --------------------------------------------------------------

Income before provision for income taxes
    and minority interest                               3,333,439         239,915     (113,385)           3,459,969
Provision for income taxes                              1,271,705          91,467            -            1,363,172
Minority interest                                         (58,231)              -            -              (58,231)
                                                     --------------------------------------------------------------

Net income attributable to common shareholders          2,003,503         148,448     (113,385)           2,038,566
                                                     =========================================        =============

Pro forma net loss per share                                 0.20                                              0.20
                                                     ============                                     =============

Pro forma weighted average common and
    common equivalent shares outstanding                9,801,568                                        10,115,056


(a)  Represents the historical condensed unaudited statement of operations of The InterCept Group, Inc. ("InterCept" or the
     "Company") for the six months ended June 30, 1999 contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

(b)  Represents the historical statement of operations of L.E. Vickers & Associates, Inc. and Data Equipment Services, Inc. as of
     May 31, 1999 included herein.

(c)  Reflects the amortization of intangibles related to the acquisition of L.E. Vickers & Associates, Inc. and Data Equipment
     Services, Inc. as if it had occurred on January 1, 1999.

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